Exhibit 99A

WINDSTREAM CORPORATION

UNAUDITED PRO FORMA CONSOLIDATED RESULTS (NON-GAAP) (A)

QUARTERLY SUPPLEMENTAL INFORMATION

for the quarterly periods in the years 2010 and 2009

(In millions)

	2010		2009
	Total	1st Qtr.	Total	4th Qtr.	3rd Qtr.	2nd Qtr.	1st Qtr.
FINANCIAL RESULTS:
Service revenues:
Consumer	$363.7	$363.7	$1,494.5	$365.2	$370.1	$377.0	$382.2
Business	414.7	414.7	1,671.4	417.6	415.2	420.2	418.4
Wholesale	170.9	170.9	695.5	178.6	171.3	168.6	177.0

Total service revenues	949.3	949.3	3,861.4	961.4	956.6	965.8	977.6
Product sales	22.8	22.8	95.3	23.0	24.3	23.6	24.4

Total revenues and sales	$972.1	$972.1	$3,956.7	$984.4	$980.9	$989.4	$1,002.0

Costs and expenses:
Cost of services	$342.7	$342.7	$1,446.7	$353.6	$363.9	$366.9	$362.3
Cost of products sold	19.4	19.4	83.9	19.6	21.6	20.8	21.9
Selling, general, administrative and other	141.3	141.3	586.6	142.6	146.6	149.3	148.1
Restructuring charges	—	—	9.1	1.8	7.5	(0.1)	(0.1)

Total costs and expenses excluding depreciation and amortization	503.4	503.4	2,126.3	517.6	539.6	536.9	532.2

OIBDA (B)	468.7	468.7	1,830.4	466.8	441.3	452.5	469.8
Depreciation and amortization	188.5	188.5	763.0	190.1	191.5	191.3	190.1

Operating income	$280.2	$280.2	$1,067.4	$276.7	$249.8	$261.2	$279.7

Operating Income Margin (C)	28.8%	28.8%	27.0%	28.1%	25.5%	26.4%	27.9%
OIBDA margin (D)	48.2%	48.2%	46.3%	47.4%	45.0%	45.7%	46.9

SUPPLEMENTAL INFORMATION:
OIBDA	$468.7	$468.7	$1,830.4	$466.8	$441.3	$452.5	$469.8
Pension expense	15.8	15.8	92.5	23.9	23.0	22.8	22.8
Restructuring charges	—	—	9.1	1.8	7.5	(0.1)	(0.1)
Stock-based compensation	4.7	4.7	25.5	5.5	5.4	7.8	6.8

Adjusted OIBDA (E)	$489.2	$489.2	$1,957.5	$498.0	$477.2	$483.0	$499.3
Adjusted OIBDA margin (F)	50.3%	50.3%	49.5%	50.6%	48.6%	48.8%	49.8%

Revenues by type:
Voice and long distance	$383.6	$383.6	$1,623.2	$391.2	$400.7	$412.1	$419.2
Data and integrated solutions	271.2	271.2	1,052.3	267.2	263.7	261.8	259.6
Special access	89.5	89.5	352.2	90.5	86.6	88.6	86.5
Switched access and USF	160.9	160.9	650.1	168.0	160.5	156.5	165.1
Miscellaneous	44.1	44.1	183.6	44.5	45.1	46.8	47.2
Product sales	22.8	22.8	95.3	23.0	24.3	23.6	24.4

Total revenues and sales	$972.1	$972.1	$3,956.7	$984.4	$980.9	$989.4	$1,002.0

Service revenues from business and broadband:
Consumer broadband	$97.2	$97.2	$369.8	$94.1	$92.2	$92.2	$91.3
Business	414.7	414.7	1,671.4	417.6	415.2	420.2	418.4

Business and broadband revenues	$511.9	$511.9	$2,041.2	$511.7	$507.4	$512.4	$509.7
Business and broadband as a percent of total revenues	52.7%	52.7%	51.6%	52.0%	51.7%	51.8%	50.9%

Capital expenditures	$67.3	$67.3	$411.8	$114.0	$94.1	$103.2	$100.5

(A)	Pro forma results adjusts results of operations under GAAP to include the acquisitions of D&E Communications, Inc. (“D&E”), Lexcom Inc. (“Lexcom”), NuVox, Inc. (“NuVox”) and Iowa Telecommunications Services, Inc. (“Iowa Telecom”), and to exclude the results of the disposed out-of-territory product distribution operations and all merger and integration costs related to strategic transactions.
(B)	OIBDA is operating income before depreciation and amortization.
(C)	Operating income margin is calculated by dividing operating income by total revenues and sales.
(D)	OIBDA margin is calculated by dividing OIBDA by total revenues and sales.
(E)	Adjusted OIBDA adjusts OIBDA for the impact of restructuring charges, pension expense and stock-based compensation.
(F)	Adjusted OIBDA margin is calculated by dividing adjusted OIBDA by total revenues and sales.

WINDSTREAM CORPORATION

UNAUDITED PRO FORMA CONSOLIDATED RESULTS (NON-GAAP) (A)

QUARTERLY SUPPLEMENTAL INFORMATION

for the quarterly periods in the years 2010 and 2009

(In thousands)

		2010		2009
		Total	1st Qtr.	Total	4th Qtr.	3rd Qtr.	2nd Qtr.	1st Qtr.
ACCESS LINES:
Total access lines	sum of (1)	3,365.1	3,365.1	3,392.2	3,392.2	3,428.7	3,460.3	3,506.1
YOY change in total access lines		-4.0%	-4.0%	-4.5%	-4.5%	-4.8%	-4.9%	-4.7%
Net total access line losses		(27.1)	(27.1)	(160.9)	(36.5)	(31.6)	(45.8)	(47.0)

KEY OPERATING METRICS:
Voice lines	(1)	3,133.7	3,133.7	3,161.4	3,161.4	3,199.8	3,232.3	3,278.8
YOY change in voice lines		-4.4%	-4.4%	-5.0%	-5.0%	-5.4%	-5.8%	-5.6%
Net voice line losses		(27.7)	(27.7)	(167.5)	(38.4)	(32.5)	(46.5)	(50.1)
High-speed Internet		1,260.0	1,260.0	1,223.6	1,223.6	1,195.4	1,167.7	1,151.1
Advanced data and integrated solutions	(1)	145.7	145.7	145.7	145.7	144.3	143.7	143.4

Total data and integrated solutions		1,405.7	1,405.7	1,369.3	1,369.3	1,339.7	1,311.4	1,294.5
YOY change in high-speed Internet		9.5%	9.5%	9.6%	9.6%	8.9%	9.7%	10.9%
YOY change in advanced data and integrated solutions		1.6%	1.6%	3.8%	3.8%	7.9%	12.5%	15.2%
Net high-speed Internet additions		36.4	36.4	107.1	28.2	27.7	16.6	34.6
Net advanced data and integrated solution additions		—	—	5.4	1.4	0.6	0.3	3.1
Special access circuits	(1)	85.7	85.7	85.1	85.1	84.6	84.3	83.9
YOY change in special access circuits		2.1%	2.1%	1.4%	1.4%	1.4%	2.2%	1.7%
Net special access circuit additions		0.6	0.6	1.2	0.5	0.3	0.4	—
Digital television customers		412.0	412.0	399.2	399.2	388.8	377.5	363.5
Total connections		5,037.1	5,037.1	5,015.0	5,015.0	5,012.9	5,005.5	5,020.7

OPERATING METRICS BY CUSTOMER TYPE:
Consumer:
Voice lines		2,118.2	2,118.2	2,134.2	2,134.2	2,155.9	2,174.6	2,210.9
High-speed Internet		1,130.9	1,130.9	1,096.1	1,096.1	1,068.6	1,042.4	1,027.6
Digital television customers		412.0	412.0	399.2	399.2	388.8	377.5	363.5

Total consumer connections		3,661.1	3,661.1	3,629.5	3,629.5	3,613.3	3,594.5	3,602.0
YOY change in consumer connections		1.6%	1.6%	1.3%	1.3%	0.7%	0.4%	0.8%

Business:
Voice lines		999.6	999.6	1,010.7	1,010.7	1,026.5	1,038.8	1,048.6
High-speed Internet		129.1	129.1	127.5	127.5	126.8	125.3	123.5
Advanced data and integrated solutions		145.7	145.7	145.7	145.7	144.3	143.7	143.4
Special access circuits		85.7	85.7	85.1	85.1	84.6	84.3	83.9

Total business connections		1,360.1	1,360.1	1,369.0	1,369.0	1,382.2	1,392.1	1,399.4
YOY change in business connections		-2.8%	-2.8%	-2.8%	-2.8%	-2.1%	-0.8%	0.2%

Wholesale voice lines		15.9	15.9	16.5	16.5	17.4	18.9	19.3
YOY change in wholesale connections		-17.6%	-17.6%	-19.5%	-19.5%	-20.2%	-16.7%	-33.9%

(A)	Pro forma results adjusts results of operations under GAAP to include the acquisitions of D&E Communications, Inc. (“D&E”), Lexcom Inc. (“Lexcom”), NuVox, Inc. (“NuVox”) and Iowa Telecommunications Services, Inc. (“Iowa Telecom”).

WINDSTREAM CORPORATION

UNAUDITED PRO FORMA CONSOLIDATED RESULTS (NON-GAAP) (A)

QUARTERLY SUPPLEMENTAL INFORMATION

for the quarterly periods in the years 2010 and 2009

(In millions)

	2010		2009
	Total	1st Qtr.	Total	4th Qtr.	3rd Qtr.	2nd Qtr.	1st Qtr.
Reconciliation of Revenues under GAAP to Pro forma Revenues:
Revenues and sales under GAAP	$847.9	$847.9	$2,996.6	$754.4	$734.3	$752.9	$755.0

Pro forma adjustments:
D&E revenues and sales prior to acquisition	—	—	123.3	16.1	35.5	35.8	35.9
Lexcom revenues and sales prior to acquisition	—	—	39.8	7.3	10.5	11.1	10.9
Out-of-territory product distribution operations revenues and sales	—	—	(38.5)	—	(8.2)	(17.6)	(12.7)
NuVox revenues and sales prior to acquisition	57.3	57.3	564.8	140.7	140.5	141.0	142.6
Iowa Telecom revenues and sales prior to acquisition	66.9	66.9	270.7	65.9	68.3	66.2	70.3

Pro forma revenues and sales	$972.1	$972.1	$3,956.7	$984.4	$980.9	$989.4	$1,002.0

Reconciliation of Operating Income under GAAP to Pro forma adjusted OIBDA
Operating income from continuing operations under GAAP	$246.8	$246.8	$956.9	$234.5	$225.4	$244.4	$252.6

Pro forma adjustments:
D&E pre-acquisition operating income, excluding M&I costs	—	—	23.2	4.0	7.8	2.6	8.8
D&E intangible asset impairment	—	—	5.5	—	—	5.5	—
D&E intangible asset amortization adjustment	—	—	(3.5)	(0.6)	(0.9)	(1.0)	(1.0)
Lexcom pre-acquisition operating income, excluding M&I costs	—	—	13.7	2.6	3.3	4.1	3.7
Lexcom intangible asset amortization adjustment	—	—	(1.5)	(0.3)	(0.4)	(0.4)	(0.4)
Operating income from disposed out-of-territory product distribution operations	—	—	(0.9)	—	0.1	(0.8)	(0.2)
NuVox pre-acquisition operating income, excluding M&I costs	4.1	4.1	35.8	13.3	8.6	3.5	10.4
NuVox intangible asset amortization adjustment	(1.5)	(1.5)	(14.7)	(3.9)	(3.3)	(3.6)	(3.9)
Iowa Telecom pre-acquisition operating income, excluding M&I costs	14.1	14.1	59.0	14.0	15.1	12.8	17.1
Iowa Telecom intangible asset amortization adjustment	(6.5)	(6.5)	(28.4)	(6.8)	(6.9)	(7.3)	(7.4)
M&I costs	23.2	23.2	22.3	19.9	1.0	1.4	—

Pro forma operating income	280.2	280.2	1,067.4	276.7	249.8	261.2	279.7

Depreciation and amortization expense	155.4	155.4	537.8	138.7	133.8	133.3	132.0
D&E pre-acquisition depreciation and amortization expense	—	—	28.4	3.4	8.6	8.4	8.0
Lexcom pre-acquisition depreciation and amortization expense	—	—	9.4	1.9	2.5	2.4	2.6
NuVox pre-acquisition depreciation and amortization expense	9.5	9.5	92.6	22.3	22.5	23.6	24.2
Iowa Telecom pre-acquisition depreciation and amortization expense	23.6	23.6	94.8	23.8	24.1	23.6	23.3

Pro forma OIBDA (B)	468.7	468.7	1,830.4	466.8	441.3	452.5	469.8

Other adjustments:
Pension expense	15.7	15.7	91.8	23.7	22.8	22.7	22.6
Pension expense of D&E prior to acquisition	—	—	0.1	0.1	—	—	—
Pension expense of Iowa Telecom prior to acquisition	0.1	0.1	0.6	0.1	0.2	0.1	0.2
Restructuring charges	—	—	9.1	1.8	7.5	(0.1)	(0.1)
Stock-based compensation	3.5	3.5	17.4	3.1	3.7	5.4	5.2
D&E stock-based compensation prior to acquisition	—	—	1.0	0.5	0.1	0.3	0.1
NuVox stock-based compensation prior to acquisition	0.1	0.1	2.3	1.0	0.5	0.4	0.4
Iowa Telecom stock-based compensation prior to acquisition	1.1	1.1	4.8	0.9	1.1	1.7	1.1

Pro forma adjusted OIBDA (C)	$489.2	$489.2	$1,957.5	$498.0	$477.2	$483.0	499.3

Reconciliation of Capital Expenditures under GAAP to Pro forma Capital Expenditures:
Capital expenditures under GAAP	$60.5	$60.5	$298.1	$91.3	$67.3	$76.7	$62.8

Pro forma adjustments:
D&E capital expenditures prior to acquisition	—	—	17.1	1.0	5.2	5.2	5.7
Lexcom capital expenditures prior to acquisition	—	—	3.0	0.4	0.9	0.8	0.9
NuVox capital expenditures prior to acquisition	3.8	3.8	67.9	13.3	14.6	12.9	27.1
Iowa Telecom capital expenditures prior to acquisition	3.0	3.0	25.7	8.0	6.1	7.6	4.0

Pro forma capital expenditures	$67.3	$67.3	$411.8	$114.0	$94.1	$103.2	$100.5

(A)	Pro forma results adjusts results of operations under GAAP to include the acquisitions of D&E Communications, Inc. (“D&E”), Lexcom Inc. (“Lexcom”), NuVox, Inc. (“NuVox”) and Iowa Telecommunications Services, Inc. (“Iowa Telecom”), and to exclude the results of the disposed out-of-territory product distribution operations and all merger and integration (“M&I”) costs related to strategic transactions.
(B)	OIBDA is operating income before depreciation and amortization.
(C)	Pro forma adjusted OIBDA adjusts pro forma OIBDA for the impact of restructuring charges, pension expense and stock-based compensation.